UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2005

FIRST LITCHFIELD FINANCIAL CORPORATION
(Exact name of Registrant as Specified in Charter)

Delaware State or other Jurisdiction of Incorporation)	0-28815 (Commission File Number)	06-1241321 (IRS Employer Identification No.)

13 North Street, Litchfield, Connecticut (Address of Principal Executive Offices)	06759 (Zip Code)

Registrant's telephone number, including area code: (860) 567-8752

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K, Current Report
First Litchfield Financial Corporation

Section 8. Other Events.

Item 8.01. Other Events.

        The Board of Directors of First Litchfield Financial Corporation (the “Company”) declared a $0.14 per share quarterly cash dividend at their February 24, 2005 Board Meeting. The quarterly cash dividend will be paid on April 26, 2005 to stockholders of record as of March 10, 2005.

Item 9.01. Financial Statements and Exhibits.

(a) (b) (c)	Not applicable. Not applicable. Exhibits. 99.1 Press release dated February 24, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: February 24, 2005	FIRST LITCHFIELD FINANCIAL CORPORATION By /s/ Carroll A. Pereira Carroll A. Pereira Treasurer

Exhibit No. 99.1	Description Press release dated February 24, 2005.